UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2024
SEAPORT ENTERTAINMENT GROUP INC.
(Exact name of registrant as specified in charter)

Delaware		001-42113	93-1869991
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

199 Water Street, 28th Floor
New York,	NY	10038
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (212) 732-8257
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	SEG	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01 Regulation FD Disclosure.
On August 12, 2024, Seaport Entertainment Group Inc. (the “Company”) made available an investor presentation. A copy of the investor presentation is furnished hereto as Exhibit 99.1
The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except as set forth by reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits:
The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Investor Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAPORT ENTERTAINMENT GROUP INC.

By:	/s/ Lucy Fato
Name:	Lucy Fato
Title:	Executive Vice President, General
Counsel and Corporate Secretary

Date: August 12, 2024